312979063 v2 Exhibit 10.26 EXHIBIT B IMPORTANT NOTE: By accepting the Restricted Stock Units (whether by signing the RSU Award Grant Notice and/or the Award Agreement or via the Company’s designated electronic acceptance procedures), Participant is agreeing to be bound by the terms of the NIC Joint Election. Participant should read the terms of the NIC Joint Election carefully before accepting the Award Agreement and the NIC Joint Election. If requested by the Company, Participant agrees to execute the NIC Joint Election in hard copy even if Participant has accepted the Restricted Stock Units through the Company’s electronic acceptance procedure. By entering into the NIC Joint Election: ● Participant agrees that any Employer NICs liability that may arise in connection with participation in the Plan will be transferred to Participant; and ● Participant authorizes the Company and the Employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from Participant’s salary or other payments due or the withholding or sale of sufficient Shares acquired pursuant to the settlement of the Restricted Stock Units.

2 For Participants in the United Kingdom Election To Transfer the Employer’s National Insurance Liability to the Employee This Election is between: A. The individual who has obtained authorized access to this Election (the “Employee”), who is employed by a company listed in the attached Schedule (the “Employer”) and who is eligible to receive Restricted Stock Units (“Awards”) pursuant to the Life360, Inc. 2011 Amended and Restated Stock Plan (the “Plan”), and B. Life360, Inc., with its registered office at 1900 South Norfolk Street, Suite 310 San Mateo, CA (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer. 1. Purpose of Election 1.1 This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan. 1.2 In this Election the following words and phrases have the following meanings: “ITEPA” means the Income Tax (Earnings and Pensions) Act 2003. “Relevant Employment Income” from Awards on which employer’s National Insurance Contributions become due means: (i) an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events); (ii) an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or (iii) any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation: (A) the acquisition of securities pursuant to the Awards (within section 477(3)(a) of ITEPA); (B) the assignment (if applicable) or release of the Awards in return for consideration (within section 477(3)(b) of ITEPA); Exhibit 10.26

3 (C) the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA). “SSCBA” means the Social Security Contributions and Benefits Act 1992. “Taxable Event” means any event giving rise to Relevant Employment Income. 1.3 This Election relates to the employer’s secondary Class 1 National Insurance Contributions which may arise in respect of Relevant Employment Income (the “Employer NICs”) in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA. 1.4 This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992. 1.5 This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value). 2. The Election The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer NICs that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by accepting the Awards (whether by signing the RSU Award Grant Notice and/or Agreement or via the Company’s designated electronic acceptance procedures) or by separately signing or electronically accepting this Election, the Employee will become personally liable for the Employer NICs covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA. 3. Payment of the Employer’s Liability 3.1 The Employee hereby authorizes the Company and/or the Employer to collect the Employer NICs from the Employee in respect of any Relevant Employment Income at any time after the Taxable Event: (i) by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or (ii) directly from the Employee by payment in cash or cleared funds; and/or (iii) by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; (iv) where the proceeds of the gain are to be paid through a third party, by that party withholding an amount from the payment or selling some of the securities which the Exhibit 10.26

4 Employee is entitled to receive in respect of the Awards; and/or (v) by any other means specified in the applicable award agreement. 3.2 The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer NICs is received. 3.3 The Company agrees to procure the remittance by the Employer of the Employer NICs to HM Revenue & Customs (“HMRC”) on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs if payments are made electronically). 4. Duration of Election 4.1 The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer NICs becomes due. 4.2 Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies. 4.3 This Election will continue in effect until the earliest of the following: (i) the Employee and the Company agree in writing that it should cease to have effect; (ii) on the date the Company serves written notice on the Employee terminating its effect; (iii) on the date HMRC withdraws approval of this Election; or (iv) after due payment of the Employer NICs liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms. 4.4 This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer. Acceptance by the Employee The Employee acknowledges that, by accepting the Awards (whether by signing the RSU Award Grant Notice and/or Agreement or via the Company’s designated electronic acceptance procedures) or by separately signing or electronically accepting this Election, the Employee agrees to be bound by the terms of this Election. Exhibit 10.26

5 ###PARTICIPANT_NAME### The Employee ###ACCEPTANCE DATE### Date Acceptance by the Company The Company acknowledges that, by arranging for the scanned signature of an authorized representative to appear on this Election, the Company agrees to be bound by the terms of this Election. Signed for and on behalf of the Company Insert Name Insert Title Exhibit 10.26

6 SCHEDULE OF EMPLOYER COMPANIES The following employer company shall be covered by this Election: Name Oyster HR Ltd Registered Office: Wy House, Farnham Road, Guildford, Surrey GU1 4YD Company Registration Number: 12550686 Corporation Tax Reference: 213512418 PAYE Reference: 120/EE15188 Exhibit 10.26